SUBSIDIARIES OF SYNOVUS FINANCIAL CORP.
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                                                                         3/4/98
Georgia Corporations                                         Stock Ownership
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
Columbus Bank and Trust Company<F1>                                      100%

Commercial Bank                                                          100%

Commercial Bank and Trust Company of Troup County                        100%

Security Bank and Trust Company of Albany                                100%

Sumter Bank and Trust Company                                            100%

The Coastal Bank of Georgia                                              100%

First State Bank and Trust Company of Valdosta                           100%

Bank of Hazlehurst                                                       100%

The Cohutta Banking Company                                              100%

Bank of Coweta                                                           100%

Citizens Bank and Trust of West Georgia                                  100%

First Community Bank of Tifton                                           100%

Synovus Technologies, Inc.                                               100%

CB&T Bank of Middle Georgia                                              100%

Sea Island Bank                                                          100%

Citizens First Bank<F2>                                                  100%

The Citizens Bank                                                        100%

The Citizens Bank of Cochran                                             100%

Athens First Bank & Trust Company<F3>                                    100%

Citizens & Merchants State Bank                                          100%

Synovus Service Corp.                                                    100%

Alabama Corporations
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Synovus Financial Corp. of Alabama                                       100%

Community Bank and Trust of Southeast Alabama                            100%

First Commercial Bank of Huntsville                                      100%

The Bank of Tuscaloosa                                                   100%

Sterling Bank                                                            100%

First Commercial Bank of Birmingham<F4>                                  100%

CB&T Bank of Russell County                                              100%

Florida Corporations
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Quincy State Bank                                                        100%

The Tallahassee State Bank                                               100%

Bank of Pensacola                                                        100%

Vanguard Bank and Trust Company                                          100%

First Coast Community Bank                                               100%





Arizona Corporations
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Sumbank Life Insurance Company                                           100%

National Banking Associations
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The National Bank of Walton County (GA)                                  100%

Peachtree National Bank (GA)                                             100%

First National Bank of Jasper (AL)                                       100%

National Bank of South Carolina (SC)                                     100%


    <F1> Columbus  Bank and Trust  Company  has one  majority-owned  subsidiary,
         Total System Services, Inc., a Georgia corporation, and two wholly-owned subsidiaries, Synovus Trust Company and Synovus Securities, Inc., both of which are Georgia corporations. Total System Services, Inc. has four wholly-owned subsidiaries, Columbus Depot Equipment Company, TSYS Total Solutions, Inc., TSYS Canada, Inc. and Columbus Productions, Inc., all of which are Georgia corporations.

    <F2> Citizens First Bank has one wholly-owned  subsidiary,  Citizens Service
         Company, a Georgia corporation.

    <F3> Athens  First Bank & Trust  Company  has one  wholly-owned  subsidiary,
         Athena Service Corporation, a Georgia corporation.

    <F4> First   Commercial   Bank  of   Birmingham   has   three   wholly-owned
         subsidiaries, First Commercial Mortgage Corporation, First Commercial Credit Corporation and Synvous Mortgage Corp., all of which are Alabama corporations.

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